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                                                                    EXHIBIT 23.6

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 19, 1999, except for Note 14, as to which the date is November 4, 1999 with respect to the financial statements of Spyglass, Inc. included in the Registration Statement (Form F-1) and related Prospectus of MIH Ltd.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
March 31, 2000